                                                                 Exhibit 23.2(a)


                         Consent of Independent Auditors
                         -------------------------------

The Board of Directors and Stockholders
TCI Communications, Inc:

We consent to the inclusion in the registration statement on Form S-1 of Insight Communications Company, Inc. of our report, dated March 5, 1999, relating to the combined balance sheets of the TCI Insight Systems (as defined in Note 1 to the combined financial statements) as of October 31, 1998 and December 31, 1997, and the related combined statements of operations and parent's investment (deficit), and cash flows for the ten-month period ended October 31, 1998, and for each of the years in the two-year period ended December 31, 1997 and to the reference to our firm under the heading "Experts" in the registration statement.

                                       /s/ KPMG LLP

                                       KPMG LLP

Denver, Colorado
May 10, 1999

                                                                 Exhibit 23.2(b)

                        Consent of Independent Auditors
                        -------------------------------

The Board of Directors and Stockholders
Tele-Communications, Inc:

We consent to the inclusion in the registration statement on Form S-1 of Insight Communications Company, Inc. of our report, dated May 7, 1999, relating to the combined balance sheets of the TCI IPVI Systems (as defined in Note 1 to the combined financial statements) as of April 30, 1998, and December 31, 1997 and the related combined statements of operations and parent's investment (deficit), and cash flows for the four-month period ended April 30, 1998 and for each of the years in the two-year period ended December 31, 1997 and to the reference to our firm under the heading "Experts" in the registration statement.

                                       /s/ KPMG LLP

                                       KPMG LLP

Denver, Colorado
May 10, 1999